Exhibit 10.1(5)

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 28, 2016, is made and entered into by and among MGM NATIONAL HARBOR, LLC, a Nevada limited liability company (the “Borrower”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), at the direction of and on behalf of the Lenders described below. Reference is made to that certain Credit Agreement dated as of January 28, 2016 (as amended prior to the date hereof, the “Credit Agreement”), by and among the Company, the Lenders and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

Section 1.Amendment.

A.  Section 6.07 of the Credit Agreement is hereby amended by deleting the third sentence of Section 6.07 in its entirety and replacing it with the following text:

“All funds held in the Term A Loan Proceeds Account (including those funds transferred from the Term A Loan Proceeds Account to the Operating Account) shall be utilized prior to the utilization of any funds held in the Revolving Loan Proceeds  Account  (provided,  however,  that  the  Borrower  may  use  the  first $25,000,000 of funds deposited in the Revolving Loan Proceeds Account prior to the exhaustion of all funds held in the Term A Loan Proceeds Account).”

Section 2.Representations and Warranties.  In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this First Amendment, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

A.  Corporate Power and Authority.  The Borrower has all requisite corporate or other organizational power and authority to enter into this First Amendment and all requisite corporate or other organizational power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this First Amendment (the “Amended Agreement”).

B.  Authorization of Agreements.  The Borrower has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and the Borrower has taken all necessary organizational action to authorize the performance of the Amended Agreement.

C.  No Conflict.  The execution and delivery of this First Amendment by each Loan Party and the performance of the Amended Agreement by the Borrower does not and will not:

(i)  require any consent or approval not heretofore obtained of any member, partner, director, stockholder, security holder or creditor of such party;

(ii)  violate or conflict with any provision of such party’s charter, articles of incorporation, operating agreement or bylaws, as applicable;

(iii)  result in or require the creation or imposition of any Lien upon or with respect to any Property of the Borrower and the Restricted Subsidiaries, other than Liens permitted by Section 8.03 of the Credit Agreement; and

(iv)  violate any Requirement of Law applicable to such party except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

D.  Governmental Consents.  Except as obtained or made on or prior to the date hereof, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution or delivery of this First Amendment by the Borrower or the performance, validity or enforceability of the Amended Agreement by or against the Borrower.

US-DOCS\71577107.5

E.  Binding Obligation.  This First Amendment has been duly executed and delivered by the Borrower and the Amended Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

F.  Absence of Default.  On the date hereof, no Default shall exist or will result from the execution of this First Amendment.

G.  Representation and Warranties from Credit Agreement.  The representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified by materiality, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

Section 3.Effectiveness of this First Amendment.  This First Amendment shall be effective (the “First Amendment Effective Date”) only if and when:

A.  The Administrative Agent shall have received an executed written consent approving the amendments and consents set forth herein and authorizing the Administrative Agent to enter into this First Amendment from Lenders constituting the Required Lenders.

B.  Pursuant to Subsection 11.04 of the Credit Agreement, the Borrower shall have paid to the Administrative Agent all reasonable and documented in reasonable detail costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration of the Credit Agreement, the other Loan Documents and this First Amendment (including all reasonable and documented in reasonable detail fees, expenses and disbursements of counsel to the Administrative Agent to the extent invoiced at least three Business Days prior to the First Amendment Effective Date), together with all fees and other amounts due and payable to the Administrative Agent, the Lead Arrangers (including the reasonable and documented legal fees and expenses of counsel to the Lead Arrangers), in each case on or prior to the First Amendment Effective Date.

C.  The representations and warranties contained in Section 2 hereof shall be true and correct in all material respects as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified by materiality, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

Section 4.Miscellaneous.

A.  Applicable Law. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN ANY LOAN DOCUMENT WHICH EXPRESSLY STATES THAT IT SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL EACH BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

B.  Loan Document. This First Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.  Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and performance of this First Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

C.  Headings.  Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

D.  Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

MGM National Harbor, LLC

By:	/s/ Max Fisher
Name:	Max Fisher
Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Assistant Vice President

[Signature Page to First Amendment]